UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Item 1. Report to Shareholders

Institutional Concentrated International Equity Fund	October 31, 2011

Highlights

• International stock markets were volatile and declined sharply in the final six months of the fund’s fiscal year.

• The portfolio outperformed its benchmark, the MSCI EAFE Index, for the six months and the year ended October 31, 2011.

• The portfolio is considered “concentrated” and typically will invest in a relatively smaller number of holdings than is permitted in a “diversified” fund.

• While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection drives our decision-making.

The views and opinions in this report were current as of October 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Concentrated International Equity Fund

Dear Investor

Global stock markets suffered violent swings during the past six months as investors reacted to a range of macroeconomic and political problems. Sharp declines in the second half of the fiscal year resulted in modest losses for the 12-month period. Through the turmoil, we stuck to our disciplined stock selection process and maintained our focus on generating long-term outperformance. The portfolio remains broadly diversified across regions, countries, and sectors. Our goal is to own best-in-class companies with competitive advantages that can create shareholder value over time.

The Institutional Concentrated International Equity Fund returned -11.82% for the six months and -1.32% for the 12 months ended October 31, 2011. As shown in the Performance Comparison table, the fund outperformed its benchmark MSCI EAFE (Europe, Australasia, and Far East) Index in both periods. In the past six months, our relative results benefited from stock selection in Japan and the UK, but stock selection hurt our relative results in Canada and the Europe ex UK region. For the year, stock selection and our overweight allocation to Japan generated strong absolute and relative performance, while stock selection and an underweight allocation to the Pacific ex Japan region detracted. The portfolio remains broadly diversified across sectors. For the year, stock selection benefited relative performance in the telecommunication services, health care, and industrials and business services sectors but detracted in financials, consumer staples, and utilities.

Portfolio Strategy

The fund seeks to generate long-term capital appreciation through investments in stocks of non-U.S. companies. Under normal circumstances, the fund will invest at least 80% of its net assets in developed markets, and no more than 15% will be invested in companies domiciled in emerging markets. We expect this concentrated portfolio to hold between 40 and 60 stocks. We do not have a preference for growth or value, but we look for companies that have a favorable combination of fundamentals, earnings potential, and relative valuation.

Our core investment belief is that the market is inherently inefficient and focused on the short term, meaning securities are often mispriced. These inefficiencies manifest themselves through valuation anomalies and flawed perception of the magnitude and duration of a company’s growth. Our role, through disciplined fundamental research, is to identify superior investment opportunities by exploiting these pricing anomalies.

We work with our industry analysts, as well as other T. Rowe Price portfolio managers, to find companies that fit these criteria. We look for the best stocks wherever we may find them, rather than employing a regional, country, or sector focus. The portfolio’s composition is determined by the following considerations.

• A focus on the most-compelling companies, in which we have the highest conviction.

• A target holding period of two to three years.

• Position sizes determined by risk/reward characteristics.

• Diversification across regions, countries, and sectors.

• Active risk management that include a sell discipline based on analyst downgrades, achieving target prices, and forced displacement (such as mergers or acquisitions).

In general, concentrated portfolios tend to exhibit greater volatility than more broadly diversified portfolios. These divergences will also show up in our short-term comparisons with broad-based benchmarks—an inevitable characteristic of managing a concentrated portfolio. That said, we are long-term investors, and we will attempt to use short-term volatility as an opportunity. Stock selection dictates portfolio construction. Although we do not turn a blind eye to regional, country, and sector allocations, we will wind up with overweights and underweights compared with the benchmark as we attempt to exploit favorable themes and avoid taking undue risk.

Market Environment

Equity markets have been exceptionally volatile in recent months as many concerns surfaced—making it a challenging backdrop for stock selection. As the year progressed, fiscal imbalances and political stalemates within the developed world were brought to the forefront of investors’ minds, with the risk of a European sovereign default weighing heavily on investor sentiment. Signs that the global economic recovery had stalled, combined with lowered corporate earnings estimates, have compounded a sense of fear and uncertainty.

Six months ago, I wrote that we were concerned about the level of government indebtedness in Europe and that we feared some form of debt restructuring was inevitable. As the saga in Europe unfolded over the past six months, we became somewhat more defensive because valuations across the broad market were generally pricing in a rosy outlook that seemed implausible. It appeared that profit margins had become historically rich and were not sustainable. Simply put, we believed that the risk/reward trade-off had become less favorable. Optimism about the prospects for a solution to the European debt crisis late in the period led to a strong rally in October, but it was too little, too late to recoup the losses in the prior five months.

Because this is a concentrated portfolio, we are less worried about how markets in aggregate perform and more focused on finding great individual companies at attractive valuations—those that have sound financials, generate steady cash flow, and offer multiyear growth opportunity. This approach benefited the fund’s relative performance during this tumultuous period.

Portfolio Positioning and Review

Our investment style attempts to discern whether expectations, as priced by the market, are correct. We focus on best-in-class companies with durable competitive advantages and exceptional financials, as evidenced by their ability to generate free cash flow and create shareholder value over time. Ultimately, the fund’s strategy relies on bottom-up stock selection and our research analysts’ ability to pick long-term winners.

Stock selection and allocation decisions generated strong positive contributions to the fund’s relative returns in the last six months. Stock selection and our overweight allocation to industrials and business services, telecommunication services, and health care generated the best relative performance. The portfolio’s information technology and consumer discretionary holdings hurt relative returns almost entirely due to stock selection. In terms of absolute performance, the least cyclical and economically sensitive sectors held up better than most higher-beta stocks in the broad market sell-off. Although every sector in the portfolio and benchmark index recorded losses, our holdings in health care, consumer staples, and telecommunication services posted the best returns, while financials and consumer discretionary declined the most.

Within the telecommunication services sector, our large investments in Nippon Telegraph & Telephone, Singapore Telecommunications, and Millicom International Cellular generated strong contributions. We liked the prospects for these companies because they are generating strong free cash flow, and management is rewarding shareholders through dividend increases and share buybacks. During the period, we pared our exposure to these successful holdings and redeployed most of the gains in other sectors. As shown in the table on page 3, over the last six months, we trimmed our telecom sector allocation to 6.4% of assets from 10.0%. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the fund.)

In the industrials and business services sector, the portfolio generated good results from East Japan Railway, Rolls Royce, and De La Rue, companies that should continue to perform well regardless of the economic backdrop as they are stable companies with predictable businesses. During the past six months, we established new positions and generated solid results in credit and marketing services provider Experian; specialty and industrial chemicals distributor Brenntag; and Fraser and Neave, which manages real estate in Singapore and operates a food and beverage business in Southeast Asia. We like the prospects for these recent additions because each generates strong and predictable free cash flow that should not be overly affected even if there is a renewed slowdown in the markets in which they operate.

Although we significantly reduced our exposure to the financials sector, it remained the portfolio’s largest allocation and was the poorest performer during the past six months. Our best contributors in the sector, including Hang Lung Properties, Multiplan Empreendimentos, Sampo, and Swedbank, were recent additions that benefited from the late-period rally. However, their positive contributions were overwhelmed by the detractors in the sector—largely commercial bank holdings. Although our allocation is well below that in our benchmark index, and most of our exposure is in companies with substantial operations outside Europe, we decided to eliminate our exposure to commercial banks operating in the euro-zone. We closed out our positions in Societe Generale, Barclays, and Intesa Sanpaolo, as well as Credit Suisse in the capital markets segment, at steep losses. We think that valuations in the sector are attractive, but we view the downside risk as excessive and unwarranted.

On a regional/country level, we have a large overweight in Japan, and those holdings generated standout performance. Both stock selection and the group weight contributed to the portfolio’s absolute and relative outperformance. Although the Japanese market declined sharply after the earthquake and tsunami in the first quarter of 2011, we maintained most of our positions, and we selectively increased our stakes in companies that had corrected beyond what we believed were dictated by fundamentals. We attempt to be opportunistic, and in this case contrarian, and it paid off as many of our Japanese holdings rallied strongly off their lows following the tragic event.

In the past six months, our best-performing Japan-based contributors were Japan Tobacco, East Japan Railway, and FamilyMart. Other companies that we think have great businesses, hold solid growth prospects, and trade at what we believe are attractive prices include Asics and Jupiter Telecommunications—two of the fund’s largest holdings. Early in the year, we eliminated our position in Honda for a solid gain and started a position in Toyota Motor, which performed poorly during the six-month period due to what we believe are temporary supply disruptions. Other disappointing large Japanese holdings included Kirin Holdings and Inpex. Both stocks continue to trade at a significant discount to our assessment of underlying value and their international peers.

Investment Outlook

There are several dark clouds on the economic horizon. Global growth is slowing, government debt remains too high, and none of the necessary solutions will be painless. The excesses we see today have been accumulating for decades, and it will inevitably take time before we get back on a sustainable path to recovery. I remain skeptical about the long-term effectiveness of quantitative easing. QE1 and QE2 proved to be short-term market salves, and there is now talk of QE3. I continue to doubt that it will solve the myriad structural issues faced by many Western countries.

However, there are glimmers of a silver lining in the dark clouds. Sometimes periods of heightened distress and uncertainty provide solid investment opportunities. Amid the recent market volatility, and during the brutal third-quarter correction, I started to find stocks at attractive and, in several cases, compelling valuations. The lower prices offered a sufficient buffer, and I added holdings where I felt the upside potential more than compensated for the associated risk. Over the past few months, I initiated many new positions.

Looking ahead, I believe that strong fundamental research and bottom-up stock selection will be critical to investment success. Thank you for your confidence and for investing with T. Rowe Price.

Respectfully submitted,

Federico Santilli
Chairman of the Investment Advisory Committee

November 19, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

MSCI EAFE Index: An index that measures equity market performance of developed countries in the Europe, Australasia, and Far East regions.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Concentrated International Equity Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Concentrated International Equity Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Concentrated International Equity Fund
October 31, 2011

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended October 31, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 10/31/11	Value 10/31/10
T. Rowe Price Reserve Investment Fund, 0.10%	¤	¤	$ 1	$ 813	$ 461
Totals			$ 1	$ 813	$ 461

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 813
Dividend income	1
Interest income	–
Investment income	$ 1
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Concentrated International Equity Fund
October 31, 2011
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $7,127)	$	7,303
Receivable for investment securities sold		188
Cash		25
Dividends receivable		23
Due from affiliates		18
Other assets		446
Total assets		8,003
Liabilities		
Payable for investment securities purchased		224
Due to affiliates		10
Other liabilities		407
Total liabilities		641
NET ASSETS	**$**	**7,362**
Net Assets Consist of:		
Undistributed net investment income	$	153
Accumulated undistributed net realized gain		32
Net unrealized gain		177
Paid-in capital applicable to 700,000 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		7,000
NET ASSETS	**$**	**7,362**
NET ASSET VALUE PER SHARE	**$**	**10.52**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Concentrated International Equity Fund
($000s)

Year Ended 10/31/11
Investment Income (Loss)	
Dividend income (net of foreign taxes of $16)	$ 230
Expenses	
Investment management	50
Prospectus and shareholder reports	6
Custody and accounting	148
Registration	44
Legal and audit	38
Directors	5
Miscellaneous	10
Reductions of fees and expenses	
Investment management fees waived	(50)
Expenses reimbursed by manager	(193)
Total expenses	58
Net investment income	172
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	39
Foreign currency transactions	(6)
Net realized gain	33
Change in net unrealized loss on securities	(308)
Net realized and unrealized loss	(275)
DECREASE IN NET ASSETS FROM OPERATIONS	**$ (103)**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Concentrated International Equity Fund
($000s)

Year Ended 10/31/11		7/27/10 Through 10/31/10
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	172	$	23
Net realized gain		33		76
Change in net unrealized gain (loss)		(308)		485
Increase (decrease) in net assets from operations		(103)		584
Distributions to shareholders				
Net investment income		(42)		–
Net realized gain		(77)		–
Decrease in net assets from distributions		(119)		–
Capital share transactions*				
Shares sold		–		7,000
Net Assets				
Increase (decrease) during period		(222)		7,584
Beginning of period		7,584		–
End of period	**$**	**7,362**	**$**	**7,584**
Undistributed net investment income		153		23
*Share information				
Shares sold		–		700

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Concentrated International Equity Fund
October 31, 2011

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Concentrated International Equity Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on July 27, 2010. The fund seeks long-term growth of capital through investments in stocks of non-U.S. companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2011:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $9,242,000 and $9,587,000, respectively, for the year ended October 31, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions during the periods ended October 31, 2011 and October 31, 2010, totaled $119,000 and $0, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2011, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The fund was previously managed by T. Rowe Price International, Inc. (Price International), which was merged into its parent company, Price Associates, effective at the close of business on December 31, 2010. Thereafter, Price Associates assumed responsibility for all of Price International’s existing investment management contracts, and Price International ceased all further operations. The corporate reorganization was designed to simplify Price Group’s corporate structure related to its international business and was intended to result in no material changes in the nature, quality, level, or cost of services provided to the T. Rowe Price funds.

The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through February 28, 2013. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.75%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Pursuant to this agreement, management fees in the amount of $50,000 were waived and expenses in the amount of $193,000 were reimbursed by Price Associates during the year ended October 31, 2011. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $283,000 remain subject to repayment at October 31, 2011.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended October 31, 2011, expenses incurred pursuant to these service agreements were $121,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of October 31, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 700,000 shares of the fund, representing 100% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional International Funds, Inc. and Shareholders of T. Rowe Price Institutional Concentrated International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Concentrated International Equity Fund (one of the portfolios comprising T. Rowe Price Institutional International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 16, 2011

Tax Information (Unaudited) for the Tax Year Ended 10/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $77,000 from short-term capital gains.

For taxable non-corporate shareholders, $218,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $235,000 and foreign taxes paid of $16,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During
Year Elected	the Past Five Years

William R. Brody (1944)	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, Novartis, Inc. (2009
2009	to present); Director, IBM (2007 to present); President and Trustee, Johns Hopkins University (1996 to 2009);
Chairman of Executive Committee and Trustee, Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey (1940)	Retired
2006

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Under Armour (2008 to
1991	present); Director, Vornado Real Estate Investment Trust (2004 to present); Director, Mercantile Bankshares
(2002 to 2007); Director and Member of the Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)
1989

Karen N. Horn (1943)	Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present);
2003	Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director,
Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Theo C. Rodgers (1941)	President, A&R Development Corporation (1977 to present)
2006

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder
2001	and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, General Growth Properties, Inc.
(2010 to present)

Mark R. Tercek (1957)	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director, The Goldman
2009	Sachs Group, Inc. (1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of T. Rowe	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During
Price Portfolios Overseen]	the Past Five Years

Edward C. Bernard (1956)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price
2006 [130]	Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe
Price Services, Inc.; Chairman of the Board, Chief Executive Officer, and Director, T. Rowe Price International;
Chief Executive Officer, Chairman of the Board, Director, and President, T. Rowe Price Trust Company; Chairman
of the Board, all funds

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment
2006 [74]	Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Institutional International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International,
Vice President	Inc.

Christopher D. Alderson (1962)	Director and President–International Equity, T. Rowe Price International;
President	Company’s Representative, Director, and Vice President, Price Hong Kong;
Director and Vice President, Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Paulina Amieva (1981)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Oliver Bell, IMC (1969)	Vice President, T. Rowe Price International; formerly Head of Global
Executive Vice President	Emerging Markets Research, Pictet Asset Management Ltd. (to 2011);
Portfolio Manager of Africa and Middle East portfolios and other emerging markets strategies, Pictet Asset Management Ltd. (to 2009)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Executive Vice President

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Executive Vice President	International, and T. Rowe Price Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly
Vice President	Analyst, Soros Fund Management (to 2006)

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Executive Vice President

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	International

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe
Vice President	Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust
Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	International

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
Chief Compliance Officer	T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Treasurer	Trust Company; formerly Partner, PricewaterhouseCoopers LLP (to 2007)

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Randal Spero Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International;
Vice President	formerly Senior Portfolio Manager, Australian Equities (to 2010)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	International

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International;
Vice President	formerly Japanese Financial/Real Estate Sector Analyst/Portfolio Manager,
Citadel Investment Group, Asia Limited (to 2009); Research Analyst,
Japanese Equities, and Sector Fund Portfolio Manager, Fidelity Investments
Japan Limited (to 2007)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Executive Vice President

Ian D. Kelson (1956)	President–International Fixed Income, T. Rowe Price International; Vice
Executive Vice President	President, T. Rowe Price and T. Rowe Price Group, Inc.

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary	Services, Inc.

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.
Vice President

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly
Vice President	Research Analyst and Co-portfolio Manager, Taurus Asset Management
(to 2006), and Onex Public Markets Group (to 2006)

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International;
Vice President	formerly Analyst, Pioneer Investments (to 2008)

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe Price Group, Inc.
Vice President

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Executive Vice President	International, and T. Rowe Price Trust Company

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President

David Oestreicher (1967)	Director and Vice President, T. Rowe Price Investment Services, Inc.,
Vice President	T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc.,
and T. Rowe Price Trust Company; Vice President, Price Hong Kong, Price
Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
International

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Executive Vice President

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International;
Vice President	formerly Analyst, F&C Asset Management (London) (to 2006)

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Executive Vice President

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Executive Vice President

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Investment Services, Inc.; Assistant Treasurer and Vice President, T. Rowe
Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,632,000 and $1,429,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 16, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 16, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 16, 2011